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                                                                    EXHIBIT 10.5




                                 E.PIPHANY, INC.



                           FOURTH AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT



                                 JUNE 16, 1999




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                               TABLE OF CONTENTS

                                                                           PAGE(S)
                                                                           -------
1.      Registration Rights...................................................2
        1.1    Definitions....................................................2
        1.2    Request for Registration.......................................3
        1.3    Company Registration...........................................5
        1.4    Obligations of the Company.....................................5
        1.5    Furnish Information............................................6
        1.6    Expenses of Demand Registration................................7
        1.7    Expenses of Company Registration...............................7
        1.8    Underwriting Requirements......................................7
        1.9    Delay of Registration..........................................8
        1.10   Indemnification................................................8
        1.11   Reports Under Securities Exchange Act of 1934.................10
        1.12   Form S-3 Registration.........................................11
        1.13   Assignment of Registration Rights.............................12
        1.14   Limitations on Subsequent Registration Rights.................12
        1.15   "Market Stand-Off" Agreement..................................12
        1.16   Termination of Registration Rights............................13

2.      Covenants of the Company.............................................13
        2.1    Delivery of Financial Statements..............................13
        2.2    Inspection....................................................13
        2.3    Observer Rights...............................................14
        2.4    Termination Covenants.........................................14
        2.5    Right of First Offer..........................................15
        2.6    Employee Stock................................................16

3.      Miscellaneous........................................................16
        3.1    Successors and Assigns........................................16
        3.2    Governing Law.................................................17
        3.3    Counterparts..................................................17
        3.4    Titles and Subtitles..........................................17
        3.5    Notices.......................................................17
        3.6    Expenses......................................................17
        3.7    Amendments and Waivers........................................17
        3.8    Severability..................................................17
        3.9    Prior Investor Rights Agreement...............................18
        3.10   Aggregation of Stock..........................................18



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        This Fourth Amended and Restated Investors' Rights Agreement (the
"AGREEMENT") is made as of the 16th day of June, 1999, by and among E.piphany, Inc., a Delaware corporation (the "COMPANY"), certain existing investors in the Company listed on Exhibit A, Exhibit B and Exhibit C hereto (the "EXISTING INVESTORS"), those individuals and entities listed on Exhibit D hereto (the "NEW INVESTORS") and the entity listed on Exhibit E hereto (the "WARRANT INVESTOR").

                                    RECITALS

        WHEREAS, the Company, the Existing Investors and the Warrant Investor are parties to that certain Third Amended and Restated Investors' Rights Agreement dated as of September 24, 1998 (the "PRIOR RIGHTS AGREEMENT"), and were granted pursuant thereto (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by the Existing Investors and upon exercise of the Warrant (as defined below) held by the Warrant Investor, (ii) certain rights to receive or inspect information pertaining to the Company and (iii) a right of first offer with respect to certain issuances by the Company of its securities (collectively, the "RIGHTS").

        WHEREAS, pursuant to Section 2.5 of the Prior Rights Agreement, the issuance and sale of the Company's Series D Preferred Stock is subject to a Right of First Offer (as defined in the Prior Rights Agreement). To induce the New Investors to purchase the Series D Preferred Stock certain of the Existing Investors are willing to amend the Prior Rights Agreement in order to grant the Rights to the New Investors.

        WHEREAS, pursuant to Section 3.7 of the Prior Rights Agreement, holders of at least 66 2/3% of the Registrable Securities (as defined in such Prior Rights Agreement) then outstanding, not including Founders' Stock, may, with the Company's written consent, waive, modify or amend on behalf of all holders, any provisions of the Prior Rights Agreement so long as the effect thereof will be that all such persons will be treated in the same manner.

        WHEREAS, the holders of at least 66 2/3% of the Registrable Securities currently outstanding, not including Founders' Stock, agree, by executing this Agreement, to amend and restate the Prior Rights Agreement.

        WHEREAS, the New Investors, in connection with their proposal to purchase shares of the Company's Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement, of even date herewith, between the Company and certain investors hereto (the "PURCHASE AGREEMENT"), desire to obtain the Rights referenced above. In order to induce the New Investors to enter into the

Purchase Agreement, the Company and the Existing Investors desire to grant such Rights and to amend and restate the Prior Rights Agreement as provided herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, all parties hereto agree (i) the Prior Rights Agreement is hereby amended and restated in its entirety as set forth herein; (ii) the Company hereby grants to the Existing Investors, the New Investors, and the Warrant Investor the rights set forth below; (iii) the Company and the Existing Investors, to induce the New Investors to invest, accept and agree to the termination of all prior rights in their entirety and accept and agree to be bound by the terms of this Agreement; and (iv) as follows:

        1. REGISTRATION RIGHTS. The Company, the Existing Investors, the New Investors and the Warrant Investor covenant and agree as follows:

                1.1     DEFINITIONS. For purposes of this Section 1:

                        (a) The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "ACT"), and the declaration or ordering of effectiveness of such registration statement or document;

                        (b) The term "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (such shares of Common Stock are collectively referred to hereinafter as the "STOCK"), (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, (iii) the shares of Common Stock issued by the Company to the Founders (the "FOUNDERS' STOCK"), (iv) Common Stock issued to Kleiner Perkins Caufield & Byers ("KPCB") or to funds affiliated with KPCB, and (v) the shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock issued or issuable pursuant to that certain Warrant dated as of January 9, 1998 issued in connection with that certain Loan and Security Agreement dated as of January 9, 1998 and currently held by the Warrant Investor; provided, however, that for the purposes of Section 1.2, 1.12, 1.14 or 2.5, the Founders' Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders; and provided, further, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or
(B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;



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                        (c)     The number of shares of "REGISTRABLE SECURITIES
THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                        (d) The term "PREFERRED STOCK" means: (i) all outstanding shares of Series A Preferred Stock of the Company, (ii) the Series B Preferred Stock of the Company issued pursuant to the Series B Preferred Stock Purchase Agreement dated January 16, 1998, (iii) the shares of Series C Preferred Stock of the Company issued pursuant to (1) the Series C Stock Purchase Agreement dated September 24, 1998 and (2) Addendum No. 1 to the Series C Stock Purchase Agreement dated October 30, 1998, (iv) the shares of Series D Preferred Stock of the Company issued pursuant to the Purchase Agreement.

                        (e) The term "PREFERRED STOCKHOLDERS" means the holders of the Preferred Stock.

                        (f) The term "CONVERSION STOCK" means the Common Stock issued or issuable pursuant to conversion of the Preferred Stock.

                        (g) The term "FOUNDERS" means Eliot L. Wegbreit, Steven G. Blank, Greg Walsh, John P. McCaskey and Roger Siboni.

                        (h) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof;

                        (i) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any successor form under the Act; and

                        (j) The term "SEC" means the Securities and Exchange Commission.

                1.2     REQUEST FOR REGISTRATION.

                        (a) If the Company shall receive at any time after the earlier of (i) March 1, 2002, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least thirty percent (30%) of the Registrable Securities then outstanding having an aggregate offering price, net of underwriting discounts and commissions, in excess of $6,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within



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twenty (20) days of the mailing of such notice by the Company in accordance with
Section 3.5; provided, however, that the Company shall not be obligated to effect any such registration prior to March 18, 2000.

                        (b) If the Holders initiating the registration request hereunder ("INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                        (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                        (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                                (i)     After the Company has effected two (2)
registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                                (ii)    During the period (A) starting upon the
earlier of (I) the Company's delivery of notice to the Holders not later than twenty (20) days following any registration request pursuant to this Section 1.2 of the Company's intent to file within sixty (60) days a registration statement subject to Section 1.3 or (II) the effective date of a registration statement, and (B) ending on a date one



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hundred eighty (180) days after the effective date of a registration subject to
Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                                (iii)   If the Initiating Holders propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

                                (iv)    In any particular jurisdiction in which
the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration.

                1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered, or any registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                1.4     OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Act.

                        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

                        (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as



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they may reasonably request in order to facilitate the disposition of
Registrable Securities owned by them.

                        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

                        (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                        (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                        (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                1.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the



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Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

                1.6 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2.

                1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, but excluding underwriting discounts and commissions relating to Registrable Securities.

                1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering is determined by the underwriters, in their sole discretion, to be incompatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such



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offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included, or (ii) any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering or (iii) any Founder's Stock be included if any shares of Stock held by any selling Holder are excluded. For purposes of the preceding parenthetical clause concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "SELLING STOCKHOLDER," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

                1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.



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

                        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                        (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                        (d)     If the indemnification provided for in this
Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                        (f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                        (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                        (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                        (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and

(iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                1.12 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                        (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                        (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.12, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                        (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. The Company shall bear and pay all expenses incurred in connection with the first four (4) registrations requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities. All of such expenses with respect to all subsequent registrations requested pursuant to Section 1.12 shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

                1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee who holds of at least 1,000,000 shares of such securities upon such transfer, provided, that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (b) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and (c) the assignee or transferee enters into a written agreement with the Company whereby the assignee or transferee agrees to be bound by the terms of this Agreement including, but not limited to, the terms of Section 1.15 of this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

                1.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such holder derives its rights as an additional Holder hereunder, or such shares or securities are entitled to be included in registrations only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities that are included.

                1.15 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the date of the final prospectus distributed in connection with a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers, directors, Founders and one-percent (1%) security holders of the Company enter into similar agreements.

                        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.15.

                        Notwithstanding the foregoing, the obligations described in this Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

                1.16 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or (ii) such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Holder's shares during a three (3) month period without registration.

        2.      COVENANTS OF THE COMPANY.

                2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Preferred Stockholder holding, and to transferees of, at least 1,000,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and the like) and to the Warrant Investor:

                        (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

                        (b) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                        (c)     as soon as practicable, but in any event thirty
(30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

                        (d) with respect to the financial statements called for in subsection (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or Chief Executive Officer of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.

                2.2 INSPECTION. (a) The Company shall permit each Preferred Stockholder who holds not less than 1,000,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and the like) and the Warrant Investor, at such Preferred Stock Holder's or Warrant Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Preferred Stock Holder or the Warrant Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or confidential information.

                        (b)     The covenants set forth in Section 2.1 and
Section 2.2(a) above shall survive any distribution or transfer of Registrable Securities by such Preferred Stockholder or the Warrant Investor to any of its constituent partners.

                2.3 OBSERVER RIGHTS. To the extent that he is not on the Board of Directors but continues to serve as an officer or consultant of the Company, Eliot L. Wegbreit or Steven G. Blank, (each, an "OBSERVER") shall have the right to attend, at Observer's own expense, all meetings of the Board of Directors in a nonvoting observer capacity and to receive copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that the Observer shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information provided to him in connection with this Section 2.3; and, provided further, that the Company reserves the right to withhold any information and to exclude the Observer from any meeting or portion thereof if the Company believes access to such information or attendance at such meeting or portion thereof could adversely affect the attorney-client privilege between the Company and its counsel. The obligations of an Observer under this Section 2.3 will survive any termination of this Section 2.3 or this Agreement. The rights of an Observer under this
Section 2.3 shall not be assignable, and shall terminate as set forth in Section
2.4 below.

                2.4 TERMINATION COVENANTS. (a) The covenants set forth in Sections 2.1, 2.2 and 2.3 shall terminate as to Preferred Stockholders, the Warrant Investor, and as to any Observer, and be of no further force or effect, upon the date upon which the Company or a parent of the Company consummates a sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public or the date upon which the company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the 1934 Act, whichever event shall first occur.

                        (b) The covenants set forth in Section 2.3 shall terminate as to any Observer and be of no further force or effect, upon the earlier to occur of subsection (a) of this Section 2.4, or the date upon which the Company consummates (i) a consolidation or merger of the Company or any affiliated corporation with or into any other corporation or corporations (other than a consolidation or merger of this Company with or into a wholly owned subsidiary of this Company), (ii) a sale of all or substantially all of the assets or business of the Company in one or more related transactions, (iii) a transaction or series of related transactions (other than a public offering of the Company's securities) in which the stockholders of the Company immediately prior to such transaction(s) own, as a result of such transaction(s), less than a majority of the voting securities of the successor or surviving corporation, which shall not be the Company in the event of a consolidation or merger, immediately thereafter, or (iv) a transaction or series of related transactions (other than a public offering of the Company's securities) in which the Company issues shares representing more than 50% of the voting power of the Company immediately after giving effect to such transaction.

                2.5 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.5, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.5, a "MAJOR INVESTOR" shall mean any person who holds at least 1,000,000 shares of Preferred Stock or Conversion Stock (as adjusted for stock splits, stock dividends, recapitalizations and the like). For purposes of this
Section 2.5, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

                        Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("SHARES"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

                        (a) The Company shall deliver a notice by certified mail ("NOTICE") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                        (b) Within 10 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities, including securities authorized for issuance under stock plans authorized by the Company's Board of Directors).

                        (c) The Company may, during the 45 day period following the expiration of the period provided in subsection 2.5(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                        (d) The right of first offer in this Section 2.5 shall not be applicable: (i) to the issuance or sale of shares of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services; or (ii) after consummation of a firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement registered under the Act; provided that if, with respect to the Company's first such firmly underwritten public offering, the underwriter advises the Major Investor(s) exercising the right of first offer in writing that marketing factors require a limitation on the number of shares as to which such Major Investor(s) may exercise the right of first offer (including, if appropriate, a complete limitation) then the number of shares to be purchased pursuant to the right of first offer shall be reduced in accordance with the underwriter's advice and such shares shall be allocated among all exercising Major Investor(s) in proportion (as nearly as practicable) to the amount of shares each such Major Investor would otherwise be entitled to purchase under Section 2.5(b); provided further that the right of first offer with respect to the Company's first firmly underwritten public offering of shares of Common Stock shall not be foregone by virtue of the fact that the shares held by such Major Investor(s) convert as a result of such firmly underwritten public offering; or (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities; or (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; or (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions approved by the Board of Directors; or (vi) to the issuance or sale of the Series D Preferred Stock; or (vii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing stockholder of the Company.

                        (e) The Major Investors acknowledge and agree that their ability to exercise their right of first offer in connection with the Company's first firmly underwritten public offering shall be subject to applicable securities laws and NASD rules.

                2.6 EMPLOYEE STOCK. With respect to any shares issued or options or rights granted (including all shares issued or options or rights granted prior to the date hereof except that the commencement of vesting for such shares shall be such dates as agreed upon by the Company and the Preferred Stockholders), unless a majority of the Board of Directors of the Company (such a majority including the affirmative vote of the directors elected by the holders of Preferred Stock) approves otherwise, the Company shall cause each officer, director, employee and consultant of the Company to enter into an agreement (i) providing for vesting of such shares of options or rights over forty-eight (48) months, with no shares or options or rights being vested for twelve (12) months from the date of issuance or grant, as the case may be, at which time 12/48ths of the shares or options or rights shall be vested; (ii) providing for the repurchase price to be the lesser of the original purchase price or fair market value in the event the holder's employment with or service to the Company terminates; (iii) under which the holder agrees to a market standoff requested by the Company or the underwriters of any public offering of the Company's securities, substantially as set forth in Section 1.15; and (iv) providing for a right of first refusal in favor of the Company with respect to both vested and unvested shares.

        3.      MISCELLANEOUS.

                3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Preferred Stock or Conversion Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                3.2 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

                3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                3.5 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below on Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E hereto or as subsequently modified by written notice.

                3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of 662/3% of the Registrable Securities then outstanding, not including the Founders' Stock; provided that if such amendment has the effect of affecting the Founders' Stock (i) in a manner different than securities issued to the Preferred Stockholders, (ii) in a manner different than securities issued or issuable to the Warrant Investor, and (iii) in a manner adverse to the interests of the holders of the Founders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders' Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. Notwithstanding the foregoing, purchasers of shares of the Company's Series D Preferred Stock under the Purchase Agreement or an addendum thereto after the date of the Purchase Agreement may be subsequently added as a party to this Agreement as a Holder and shall be bound by and entitled to the terms, benefits and conditions herein by the execution of this Agreement on a signature page to this Agreement and by attaching an addendum to Exhibit D.

                3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(c) the balance of the Agreement shall be enforceable in accordance with its terms.

                3.9 PRIOR INVESTOR RIGHTS AGREEMENT. Upon both (i) the execution of this Agreement by Existing Investors holding a majority of the Registrable Securities outstanding or deemed to be outstanding immediately prior to the Closing under the Purchase Agreement and (ii) the initial sale by the Company of any shares of Series D Preferred Stock, this Agreement shall supersede and replace the Prior Rights Agreement, which shall be terminated and cease to have any further force or effect.

                3.10 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        The parties have executed this Fourth Amended and Restated Investors' Rights Agreement as of the date first written above.



COMPANY:

E.PIPHANY, INC.


By: /s/ ROGER SIBONI
   -------------------------------------------
   Roger Siboni, Chief Executive Officer



FOUNDERS:
TOTAL OUTSTANDING FOUNDER SHARES -- 14,400,000

/s/ ELIOT L. WEGBREIT                                 /s/ STEVEN G. BLANK
---------------------------------------------         ----------------------------------------------
Eliot L. Wegbreit                                     Steven G. Blank
REPRESENTING 4,200,000 SHARES OF COMMON STOCK         REPRESENTING 4,200,000 SHARES OF COMMON STOCK


/s/ GREG WALSH                                        /s/ JOHN P. MCCASKEY
---------------------------------------------         -----------------------------------------------
Greg Walsh                                            John P. McCaskey
REPRESENTING 1,400,000 SHARES OF COMMON STOCK         REPRESENTING 1,400,000 SHARES OF COMMON STOCK


/s/ ROGER SIBONI
---------------------------------------------
Roger Siboni
REPRESENTING 3,200,000 SHARES OF COMMON STOCK



         SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS
                                    AGREEMENT

---------------------------------------------------------------------------------------------------
NEW INVESTORS:

---------------------------------------------------------------------------------------------------
Integral Capital Partners IV, L.P.                 Integral Capital Partners IV MS Side Fund, L.P.

By:   Integral Capital Management IV, LLC          By:   Integral Capital Partners NBT, LLC
      its General Partner                                its General Partner


By: /s/ PAMELA K. HAGENAH                          By: /s/ PAMELA K. HAGENAH
   ---------------------------------------            ---------------------------------------------
   Pamela K. Hagenah                                  Pamela K. Hagenah
   a Manager                                          a Manager

---------------------------------------------------------------------------------------------------
KPMG

By: /s/ PHILIP ALAN REID
   ------------------------------------

Name:  Philip Alan Reid
     ----------------------------------

Title: Head of Finance & Infrastructure
      ---------------------------------
---------------------------------------------------------------------------------------------------


         SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS
                                    AGREEMENT

EXISTING INVESTORS:
TOTAL OUTSTANDING SHARES OF PREFERRED STOCK -- 21,244,967

INFORMATION TECHNOLOGY VENTURES,                                ITV AFFILIATES FUND, L.P.,
L.P.,                                                           A California limited partnership
A California limited partnership
                                                                By:     ITV MANAGEMENT, L.L.C.
By: ITV MANAGEMENT, L.L.C.                                            A California limited liability company
    A California limited liability company                      Title:  General Partner

Title: General Partner
                                                                By: /s/ SAM H. LEE
By: /s/ SAM H. LEE                                                 -------------------------------------------
   ---------------------------------------                         Sam H. Lee, Principal Member
   Sam H. Lee, Principal Member                                 REPRESENTING 205,054 SHARES OF PREFERRED STOCK

REPRESENTING 7,689,535 SHARES OF PREFERRED STOCK

KLEINER PERKINS CAUFIELD & BYERS VIII,                          KPCB INFORMATION SCIENCES ZAIBATSU
By: KPCB VIII Associates, L.P., its General                     FUND II, L.P.
Partner                                                         By: KPCB VII Associates, L.P., its General Partner
Name: /s/ SIGNATURE ILLEGIBLE
     -------------------------------------                      By: /s/ SIGNATURE ILLEGIBLE
           a General Partner                                       -------------------------------------------
                                                                   a General Partner
Title:
      ------------------------------------
REPRESENTING 6,836,963 SHARES OF PREFERRED                      Title:
STOCK                                                                 ----------------------------------------
                                                                REPRESENTING 185,465 SHARES OF PREFERRED STOCK


KPCB VIII FOUNDERS FUND, L.P.                                   VISA INTERNATIONAL

By:     KPCB VIII Associates, L.P., its General                 By: /s/ CYNTHIA HENDRICKS
Partner                                                            -------------------------------------------
                                                                Name:  Cynthia Hendricks
                                                                     -----------------------------------------
By: /s/ SIGNATURE ILLEGIBLE                                                  (print)
   ---------------------------------------
           a General Partner
REPRESENTING 396,152 SHARES OF PREFERRED STOCK                  Title: Vice President
                                                                      ----------------------------------------
                                                                REPRESENTING 1,005,918 SHARES OF PREFERRED
                                                                STOCK


         SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS
                                    AGREEMENT

                                    EXHIBIT A

                         SERIES A PREFERRED STOCKHOLDERS


            NAME/ADDRESS                              NO. OF SHARES
--------------------------------------------         ---------------------------
Information Technology Ventures, L.P.                 4,221,294
3000 Sand Hill Road
Building 1, Suite 280
Menlo Park, CA 94025

ITV Affiliates Fund, L.P.                               112,568
3000 Sand Hill Road
Building 1, Suite 280
Menlo Park, CA 94025

Discovery Ventures, LLC II                              884,956
3000 Sand Hill Road
Building 1, Suite 210
Menlo Park, CA 94025

Margaret L. Taylor                                      176,992
40 Kentfield Court
Alamo, CA 94507

David A. Duffield as Trustee of the                     176,992
David A. Duffield Trust dtd 7/14/88
c/o PeopleSoft, Inc.
4440 Rosewood Drive
Building 4
Pleasanton, CA 94588-3031

Philip S. Dauber and Elayne R. Dauber as                132,744
Trustees of PSERD Trust dtd 3/11/86
27930 Roble Alto
Los Altos Hills, CA 94022

Eliot L. Wegbreit as Trustee of                         149,140
Wegbreit Trust
c/o Epiphany Marketing Software, Inc.
2141 Landings Drive
Mountain View, CA 94043

            NAME/ADDRESS                              NO. OF SHARES
---------------------------------------------        ---------------------------
Steven G. Blank as Trustee of                            62,125
Elliot-Blank Revocable Trust
c/o Epiphany Marketing Software, Inc.
2141 Landings Drive
Mountain View, CA 94043

Cristina M. Morgan                                       88,496
c/o Hambrecht & Quist
One Bush Street
San Francisco, CA 94104

Amnon M. Landan                                          26,548
729 Inverness Way
Sunnyvale, CA 94087

Jorge del Calvo and Gerine Ongkeko                       26,548
c/o Pillsbury, Madison & Sutro
2700 Sand Hill Road
Menlo Park, CA 94025

VLG Investments 1997                                     35,398
2800 Sand Hill Road
Menlo Park, CA 94025

E.J. Blawie, J.C. Richards & R.R. Deming                 12,390
TTEES Venture Law Group 401(k)
Retirement Savings Plan and Trust U/A DTD
4/1/93 FBO Peter Cohn
2800 Sand Hill Road
Menlo Park, CA 94025

Gordon Bell                                              88,500
450 Old Oak Court
Los Altos, CA 94022

Ralph Kimball and Julie Kimball, Trustees                84,071
or Successor Trustee, Under the Kimball
Living Trust U/A/D 6/13/96
13150 Highway 9, Suite 116
Boulder Creek, CA 95006

            NAME/ADDRESS                              NO. OF SHARES
---------------------------------------------        ---------------------------
Edward Feigenbaum as Trustee                             88,495
of the Feigenbaum Family Trust
1017 Cathcart Way
Stanford, CA 94305

Michael A. Harrison and Susan G. Harrison                88,495
590 Euclid Avenue
Berkeley, CA 94708

                                    EXHIBIT B

                         SERIES B PREFERRED STOCKHOLDERS



            PURCHASER                                 NO. OF SHARES
--------------------------------------------        ----------------------------
Information Technology Ventures, L.P.                 1,162,854
3000 Sand Hill Road
Building 1, Suite 280
Menlo Park, CA 94025

ITV Affiliates Fund, L.P.                                31,009
3000 Sand Hill Road
Building 1, Suite 280
Menlo Park, CA 94025

Discovery Ventures, LLC II                              243,782
3000 Sand Hill Road
Building 1, Suite 210
Menlo Park, CA 94025

Kleiner Perkins Caufield & Byers VIII, L.P.           4,110,336
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB VIII Founders Fund, L.P.                           238,164
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB Information Sciences Zaibatsu Fund                 111,500
II, L.P.
2750 Sand Hill Road
Menlo Park, CA 94025

APV Technology Partners, L.P.                           320,000
535 Middlefield Road, Suite 150
Menlo Park, CA 94025

APV Technology Partners U.S., L.P.                       80,000
535 Middlefield Road, Suite 150
Menlo Park, CA 94025

WS Investments                                           40,000
650 Page Mill Road
Palo Alto, CA 94304

            PURCHASER                                 NO. OF SHARES
-----------------------------------------           ----------------------------
Gary L. Reback                                           20,000
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Trustee, WSGR Retirement Plan FBO Aaron                    6,668
J. Alter
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Trustee, WSGR Retirement Plan FBO David                    6,666
J. Segre
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Kenneth M. Siegel                                          6,666
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Don Peppers                                               34,000
10 Overbrook Drive
Weston, CT 06883

Bob Dorf                                                  34,000
411 Soundview Avenue
Stanford, CT 06902

Bruce Kasanoff                                            12,000
97 Sweet Briar Road
Stanford, CT 06905

                                    EXHIBIT C

                         SERIES C PREFERRED STOCKHOLDERS




            PURCHASER                                 NO. OF SHARES
-------------------------------------------          ---------------------------
Information Technology Ventures, L.P.                  2,305,387
3000 Sand Hill Road
Building 1, Suite 280
Menlo Park, CA 94025

ITV Affiliates Fund, L.P.                                 61,477
3000 Sand Hill Road
Building 1, Suite 280
Menlo Park, CA 94025

Discovery Ventures, LLC II                               118,344
3000 Sand Hill Road
Building 1, Suite 210
Menlo Park, CA 94025

Kleiner Perkins Caufield & Byers VIII, L.P.            2,726,627
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB VIII Founders Fund, L.P.                            157,988
2750 Sand Hill Road
Menlo Park, CA 94025

KPCB Information Sciences Zaibatsu Fund II, L.P.          73,965
2750 Sand Hill Road
Menlo Park, CA 94025

Cambridge Technology Capital Fund I, L.P.                591,716
304 Vassar Street
Cambridge, MA 02139

KPMG Peat Marwick LLP                                    887,574
Three Chestnut Ridge Road
Montvale, NJ 07645

Hambrecht & Quist California                              63,117
One Bush Street
San Francisco, CA 94104

            PURCHASER                                 NO. OF SHARES
---------------------------------------------       ----------------------------
H&Q Employee Venture Fund, L.P.                           31,559
One Bush Street
San Francisco, CA 94104

Cristina M. Morgan                                         5,917
One Bush Street
San Francisco, CA 94104

Daniel H. Case III                                         5,917
One Bush Street
San Francisco, CA 94104

A.G. Edwards & Sons C-F Couglas P. Smith IRA               5,917
Account
One Bush Street
San Francisco, CA 94104

Jim Pickrel                                                5,917
One Bush Street
San Francisco, CA 94104

WS Investments                                            29,586
650 Page Mill Road
Palo Alto, CA 94304

Gary L. Reback                                            14,793
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Aaron J. Alter                                             8,876
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Trustee, WSGR Retirement Plan FBO David J.                 8,876
Segre
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

            PURCHASER                                 NO. OF SHARES
--------------------------------------------         ---------------------------
Trustee, WSGR Retirement Plan FBO Kenneth M.               8,876
Siegel
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

N. Anthony Jeffries                                        2,958
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

                                                           2,958
Bradley L. Finkelstein
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Martha Rogers                                             17,752
700 Canal Street
Stamford, CT 06902

Visa International                                     1,005,918
900 Metro Center Blvd.
Mail Stop M-1, 11-G
Foster City, CA 94404

EMS Investment Partners                                  177,515
1911 Waverly Street
Palo Alto, CA 94301
--------------------------------------------------------------------------------
       TOTAL                                           8,319,530

                                    EXHIBIT D

                         SERIES D PREFERRED STOCKHOLDERS

            PURCHASER                                 NO. OF SHARES
-----------------------------------------------      ---------------------------
Integral Capital Partners IV, L.P.                     1,553,964
2750 Sand Hill Road
Menlo Park, CA  94025
Fax:  650-233-0366

Integral Capital Partners IV MS Side Fund, L.P.            8,536
2750 Sand Hill Road
Menlo Park, CA  94025
Fax:  650-233-0366


KPMG                                                     312,500
8 Salisbury Square
London, England
EC34  8BB
-------------------------------------------------------------------------------
          TOTAL                                         1,875,000

                                    EXHIBIT E

                                WARRANT INVESTOR

                               Silicon Valley Bank
                           1731 Embarcadero, Suite 220
                           Palo Alto, California 94303



                                       E-1